UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2007

                             POLYMEDICA CORPORATION
               (Exact Name of Registrant as Specified in Charter)

       Massachusetts                    0-19842                  04-3033368
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation                                         Identification No.)


             701 Edgewater Drive, Suite 360
                Wakefield, Massachusetts                          01880
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        (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (781) 486-8111

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]

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                                TABLE OF CONTENTS
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         Item 2.02. Results of Operations and Financial Condition
         Item 9.01. Financial Statements and Exhibits
         SIGNATURE
         EXHIBIT INDEX
         Ex-99.1    Press Release, dated May 23, 2007, of PolyMedica Corporation

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Item 2.02. Results of Operations and Financial Condition

     On May 23, 2007, PolyMedica Corporation (the "Company") announced its financial results for the fourth quarter and year ended March 31, 2007. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

Exhibit Number      Description
--------------      -----------
99.1                Press Release, dated May 23, 2007, of PolyMedica Corporation



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        POLYMEDICA CORPORATION

Date: May 23, 2007                      By: /s/ Devin J. Anderson
                                            ------------------------------------
                                            Devin J. Anderson
                                            General Counsel and Secretary



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                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
99.1                Press Release, dated May 23, 2007, of PolyMedica Corporation